Nicor Inc.
Form 10-Q
Exhibit 10.04

EXECUTION VERSION

AMENDMENT NO. 1 TO
3 YEAR CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO 3 YEAR CREDIT AGREEMENT (this “Amendment”), dated as of April 19, 2011, is made by and among NORTHERN ILLINOIS GAS COMPANY, an Illinois corporation (“Nicor Gas”), NICOR INC., an Illinois corporation (“Nicor”), the Required Lenders signatory hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

WHEREAS, Nicor Gas, Nicor, the Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of April 23, 2010 (the “Credit Agreement”); and

WHEREAS, the parties hereto wish to amend the Credit Agreement as provided below; and

WHEREAS, Nicor has entered into that certain Agreement and Plan of Merger dated as of December 6, 2010 with AGL Resources Inc., Apollo Acquisition Corp., and Ottawa Acquisition LLC (as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time, the “Merger Agreement”);

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1.  DEFINITIONS

1.1 Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

1.2 Rules of Interpretation. Except as otherwise expressly provided herein, the rules of interpretation set forth in the Credit Agreement shall apply to this Amendment.

ARTICLE 2.  AGREEMENTS

2.1   Agreements.

2.1.1 The parties hereby agree that from and after the Merger Effective Date (i) Nicor shall cease to be a Borrower under, and a party to,  the Credit Documents and shall have no rights or obligations under the Credit Documents and (ii) all references to the Borrowers in the Credit Documents shall refer to Nicor Gas only and all references to Nicor in the Credit Documents (except for each such reference in Section 5.4 of the Credit Agreement) shall be deemed to refer to Nicor Gas, in each case so long as (A) Nicor has no Borrowings outstanding under the Credit Agreement on such Merger Effective Date and (B) on or prior to such date, Nicor Gas has delivered to the Administrative Agent a copy of its latest financial statements required to be delivered pursuant to Section 7.6(a) (Financial Reporting and Other Information) of the 364 Day Facility Agreement.

2.1.2 The parties hereby agree to insert the following definitions into Section 1 (Definitions; Interpretation) of the Credit Agreement in the proper alphabetical order:

“Amendment No. 1 to 3 YEAR Credit Agreement” means the Amendment No. 1 to 3 Year Credit Agreement, dated April 19, 2011, by and among Northern Illinois Gas Company, Nicor Inc., the Required Lenders signatory thereto and JPMorgan Chase Bank, N.A., as Adminstrative Agent.”

"Merger Agreement" means the Agreement and Plan of Merger dated as of December 6, 2010 among Nicor Inc., AGL Resources Inc., Apollo Acquisition Corp., and Ottawa Acquisition LLC.

"Merger Effective Date" means the date on which the consummation of the Merger and the Subsequent Merger (each as defined in the Merger Agreement) shall have occurred in accordance with Article 1 of the Merger Agreement.

2.1.3 The parties hereby agree that all references in the Credit Agreement made to ERISA §302 (f) shall be replaced with references to ERISA § 303(k).

2.1.4 The parties hereby agree that all references in Section 7.6 of the Credit Agreement to Vice-President-Treasurer shall be replaced with references to Treasurer.

2.1.5 The parties hereby agree to amend the definition of "Change of Control Event" by deleting clause (d) and adding the following proviso following clause (c) thereof:

"Provided that (i) the transactions contemplated by the Merger Agreement and (ii) any change to the membership of the Board of Directors of a Borrower arising from the consummation of such transactions in each case shall not constitute a Change of Control Event.”

2.1.6 The parties hereby agree to amend and restate the definition of “ICC Permitted Investment” as follows:

“ICC Permitted Investment” means any investment permitted by (i) subsection (a) of Section 340.50 of the rules of the Illinois Commerce Commission or (ii) from and after the Merger Effective Date, any waiver thereof by the Illinois Commerce Commission.

2.1.7 The parties hereby agree to amend and restate the definition of “ICC Regulated Transaction” as follows:

“ICC Regulated Transaction” means any transaction between Nicor Gas and Nicor (or, from and after the Merger Effective Date, AGL Resources Inc.) or any Wholly-Owned Subsidiary of Nicor (or, from and after the Merger Effective Date, AGL Resources Inc.) that does not violate the applicable orders, rules and regulations of the Illinois Commerce Commission.

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2.1.8 The parties hereby agree to amend Section 7.1 (Corporate Existence; Material Subsidiaries) by adding the following clause immediately before the end of the first sentence thereof:

“in each case except for any transactions expressly permitted by Section 7.11.”

2.1.9 The parties hereby agree to amend the first paragraph of Section 7.11 (Mergers, Consolidations and Sales of Assets) by adding the following clause immediately following the end of clause (y) thereof:

“(z) the Borrowers may consummate the transactions contemplated by the Merger Agreement”

2.1.10 The parties hereby agree to amend Section 7.15 (Leverage Ratio) to delete the period at the end of the last sentence and immediately thereafter insert the following proviso:

“; provided that from and following the Merger Effective Date, this ratio will be calculated at the level of Nicor Gas in the same manner as this ratio was calculated at Nicor's level prior to the Merger Effective Date.”

2.1.11 The parties hereby agree to amend and restate Section 7.18 (No Negative Pledges)in its entirety as set forth below:

“Except (i) as set forth on Schedule 7.17, (ii) for restrictions by reason of customary provisions restricting assignment, subletting or other transfers contained in leases, licenses and other similar agreements entered into in the ordinary course of business to the extent that such restrictions apply only to the property or assets subject to such leases, licenses or similar agreements, (iii) for any prohibition or limitation that consists of reasonable and customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under this agreement pending the consummation of such sale and only to the extent that such restrictions apply only to the property or assets subject to such agreement, and (iv) for any prohibition or limitation that consists of reasonable and customary restrictions and conditions contained in any agreement permitted under this Agreement, the Borrowers will not, and will not permit any of their Material Subsidiaries to, enter into or suffer to exist any agreement (except the Credit Documents) prohibiting the creation or assumption of any security interest upon its properties or assets, whether now owned or hereafter acquired by the Borrowers or their Material Subsidiaries, as applicable; provided, however, in the case of a consensual Lien on assets or property that is permitted pursuant to Section 7.9, the Lien holder may, solely with respect of the assets or property to which such Lien attaches, contract for and receive a negative pledge with respect thereto and the proceeds thereof.”

2.1.12 The parties hereby agree to amend Section 8.1 (Events of Default) by adding the following clause immediately before the end of clause (l):

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“except as expressly permitted by Section 2.1.1 of Amendment No. 1 to 3 Year Credit Agreement.”

2.1.13 The parties hereby agree that, on the date that Nicor ceases to be a Borrower under the Credit Documents pursuant to Section 2.1.1 of this Amendment, Schedule 5.2 to the Credit Agreement shall read “None”.

ARTICLE 3.  CONDITIONS PRECEDENT TO EFFECTIVENESS

3.1.1 Effectiveness.  This Amendment shall become effective on the date on which the Administrative Agent (or its counsel) shall have received a duly executed counterpart of this Amendment from each of the Required Lenders and the Borrowers.

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES

Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) the representations and warranties of each Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the effective date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

(c) no Default or Event of Default has occurred and is continuing.

ARTICLE 5.  MISCELLANEOUS

5.1.1 Credit Agreement.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Upon the effectiveness of this Amendment, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby, provided that any reference in the Credit Agreement to the date of the Credit Agreement, as modified hereby, shall in all instances remain as of April 23, 2010, and references in the Credit Agreement to “the date hereof” and “the date of this Agreement,” and phrases of similar import, shall in all instances be and continue to refer to April 23, 2010, and not the date of this Amendment.

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5.1.2 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the Parties may execute this Amendment by signing any such counterpart.

5.1.3 Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

5.1.4 Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

5.1.5 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regarding to the conflict of law rules thereof other than Section 5-1401 of the New York Obligations Law.

5.1.6 Other. Sections 11.13 (c) (Waiver of Venue), Section 11.13(d) (Service of Process) and Section 11.14 (Waiver of Jury Trial) are incorporated herein mutatis mutandis as if such provisions were stated in their entirety herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

NORTHERN ILLINOIS GAS COMPANY,
an Illinois corporation

By: /s/ DOUGLAS M. RUSCHAU
  Name: Douglas M. Ruschau
  Title: Vice President and Treasurer

NICOR INC.,
an Illinois corporation

By: /s/ DOUGLAS M. RUSCHAU
  Name: Douglas M. Ruschau
  Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

JPMORGAN CHASE BANK, N.A.
in its individual capacity as a Lender and as administrative agent

By: /s/ HELEN D. DAVIS
  Name: Helen D. Davis
  Title: Authorized Officer

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC
as a Lender

By: /s/ ANDREW N. TAYLOR
  Name: Andrew N. Taylor
  Title: Vice President

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION
as a Lender

By: /s/ SHAWN YOUNG
  Name: Shawn Young
  Title: Director

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

LENDER:  Bank of America N.A.

By: /s/ CARLOS MORALES
  Name: Carlos Morales
  Title: Senior Vice President

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD.

By: /s/ ALAN REITER
  Name: Alan Reiter
  Title: Vice President

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

LENDERS:
The Northern Trust Company
                         as a Lender

By: /s/ JOHN LASCODY
  Name: John Lascody
  Title: Second Vice President

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

U.S. Bank, N.A.

By: /s/ ERIC J. COSGROVE
  Name: Eric J. Cosgrove
  Title: Vice President

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

SUNTRUST BANK:
as a Lender

By: /s/ ANDREW JOHNSON
  Name: Andrew Johnson
  Title: Director

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

LENDERS:

By: /s/ THANE RATTEW
  Name: Thane Rattew
  Title: Managing Director

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

FIFTH THIRD BANK:

By: /s/ KIM PUSZCZEWICZ
  Name: Kim Puszczewicz
  Title: Vice President

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

LENDERS:
Chang Hwa Commercial Bank, Ltd., New York
Branch

By: /s/ ERIC Y.S. TSAI
  Name: Eric Y.S. Tsai
  Title: VP & General Manager

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

LENDERS:
E.SUN COMMERCIAL BANK, LTD., LOS
ANGELES BRANCH

By: /s/ EDWARD CHEN
  Name: Edward Chen
  Title: VP & General Manager

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

LENDERS:
MEGA INTERNATIONAL COMMERCIAL
BANK

By: /s/ LUKE L. HWANG
  Name: Luke L. Hwang
  Title: VP & Deputy General Manager

Signature Page to Amendment No. 1 to 3-Year Credit Agreement

LENDERS:

By: /s/ ARLENE WILLIAMS
  Name: Arlene Williams
  Title: EVP

Signature Page to Amendment No. 1 to 3-Year Credit Agreement